                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K



                           Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported)         February 29, 1996
--------------------------------------------------------------------------------



                        True North Communications Inc.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)



                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)



         1-5029                                         36-1088161
--------------------------------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



   101 East Erie Street, Chicago, IL                                 60611-2897
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



                                (312) 751-7000
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)




--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          On February 29, 1996 the Registrant issued a release regarding Publicis Communication in the form attached to this Report as an Exhibit.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits. Press release dated February 29, 1996 responsive to Regulation S-K, Item 601, Exhibit table Item (99).









                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TRUE NORTH COMMUNICATIONS INC.



Date: February 29, 1996                By          /s/  John J. Rezich
                                         ---------------------------------------
                                                     John J. Rezich
                                                       Controller

                                 Exhibit Index

          The following Exhibits are filed herewith:


Exhibit            Description
-------            -----------

99.1 Press release issued by Registrant on February 29, 1996 with respect to Publicis Communication.